Auscrete Corporation

PO Box 847

504 East First Street

Rufus, OR. 97050

Ph: (541) 739-8298 Fax: (541) 739-8298

July 28, 2014

Ms. Jenn Do

Staff Accountant

United States Securities and Exchange Commission

Washington, D.C. 20549

Re: Auscrete Corporation, a Wyoming Corporation, File No. 1-35923.

Dear Ms. Jenn Do,

I am writing in response to your letter dated July 8, 2014 in which you provide comments in connection with our submitted Form 8-K. This letter serves to respond to those specific requests for information or clarification addressed in your letter. Your comments are copied herein and our response follows in Italics.

1. We note your disclosure in the second paragraph that Anton and Chia "have been replaced". Please revise your filing to clearly disclose whether Anton and Chia resigned, declined to stand for re-election or were dismissed. Refer to Item 304(a)(1)(i) of Regulation S-K.

The 8-K amendment submitted here has revised the statement to read that Anton & Chia, LLP was dismissed.

2. Please revise your filing to state, if true, that Anton and Chia's report for the fiscal year ended December 31, 2012 and for the period from January 1, 2010 (inception) through December 31, 2012 did not contain any adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles, except that such report included a going concern paragraph. Refer to Item 304(a)(1)(ii) of Regulation S-K.

The filing has been revised.

3. Please revise your filing to state, if true, that you provided Anton and Chia a copy of your filing for the purpose of obtaining an Exhibit 16 letter from them but that no such letter can be obtained to date.

The filing has been revised and they have since supplied a letter for this amendment, included as exibit 16.1

4. Please note the information required to be filed by Item 4.01 of Form 8-K should have been filed within four days of the date of the change in accountant, and therefore, the Company is not considered a "timely" filer and is not eligible to use Form S-3 until a sufficient history of making timely filings is established. For specific consideration of this matter, please contact Corporation Finance's Office of Chief Counsel.

The company is remiss in not complying with the timely submissions required by the SEC. Although we cannot defend our actions, we respond by way of reason. We were waiting for the previous Auditor so supply the Exhibit 16.1 letter but had to file as it was taking too long.

As the Company and its management are in possession of all facts relating to the Company's disclosures and is responsible for the accuracy and adequacy of the disclosures being made, we make the following acknowledgement that:

•    the company is responsible for the adequacy and accuracy of the disclosure in the filing;

•    staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and

•    the company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

I trust the above answers properly address your questions and, should you require further information, please contact me at the above telephone number or at my email - john@auscretehomes.com

Sincerely

/s/ John Sprovieri

John Sprovieri

President/CEO

Auscrete Corporation